UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     July 28, 2005
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                                  SIMCLAR, INC.
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             (Exact name of registrant as specifyed in its charter)

        Florida                    0-14659                   59-1709103
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(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             FileNumber)              IdentifycationNo.)

       2230 West 77th Street, Hialeah, Florida                   33016
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      (Address of principal executive offyces)                 (Zip Code)

Registrant's telephone number, including area code         (305) 556-9210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fyling is intended to simultaneously satisfy the fyling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On July 28, 2005, Patrick Lacchia was elected to the board of directors of Simclar, Inc. (the "Company"), to fill the vacancy created by the resignation of Douglas A. Smith effective the same date. Mr. Lacchia was elected to serve until the next annual meeting of shareholders of the Company, or until his successor is duly elected.

      Since September, 2004, Mr Lacchia has been Vice President and Internal Audit Manager of Staples, Inc. (NasdaqNM: SPLS), with responsibility for all internal audit functions of this international distributor of office supplies. Before assuming his current position, Mr. Lacchia was internal audit manager for Staples. Prior to joining Staples in 2001, Mr. Lacchia was a senior consultant, audit staff manager and auditor for Deloitte & Touche in Paris and Boston. He was awarded an MBA by Ecole Superieure de Commerce de Bordeaux in 1995 and a Masters in Information Technology from the University Claude Bernard, Lyon, France, in 1992.

      Mr. Lacchia has also been appointed to serve on the Company's Audit Committee, filling the vacancy created by the resignation of Mr. Smith. The Board of Directors has determined that Mr. Lacchia meets the independence criteria under Rule 4350(d) of the Nasdaq Stock Market, that Mr. Lacchia qualifies as an audit committee financial expert under applicable SEC and Nasdaq Stock Market rules, and that he is "independent," as that term is defined in
Item 7(d)(3)(iv) of Schedule 14A under the SEC's proxy rules.


Item 8.01. Other Events.

      On July 28, 2005, the Company issued a press release entitled "Simclar, Inc. Announces Appointment of New Director" in connection with the election of Mr. Lacchia. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.


Exhibit
Number                                      Exhibit Description


99.1                    Press release issued July 28, 2005, entitled
                        "Simclar, Inc. Announces Appointmtne of New Director."


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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Simclar, Inc.

Date: July 28, 2005                         By: /s/ Barry J. Pardon
                                               ---------------------------------
                                               Barry J. Pardon, President


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